UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022
PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 14, 2022, PulteGroup, Inc. (the “Company”), entered into the Third Amended and Restated Credit Agreement ("Amended Credit Agreement") providing for a $1.25 billion senior, unsecured revolving credit facility among Bank of America, N.A., as Administrative Agent; JPMorgan Chase Bank, N.A. as Syndication Agent; Citibank, N.A., Mizuho Bank, Ltd., and Truist Bank, as Documentation Agents; and the other Lenders party thereto. The Amended Credit Agreement replaces the Company's previous credit agreement, most recently amended June 22, 2018, that contained substantially similar terms and extends the maturity date from June 22, 2023 to June 14, 2027. The Amended Credit Agreement has an uncommitted accordion feature under which the Company may increase the aggregate commitment amount from $1.25 billion to $1.75 billion, subject to certain conditions and availability of additional Lender commitments. The Amended Credit Agreement also provides for the issuance of letters of credit up to the aggregate commitment amount.

The Amended Credit Agreement contains financial covenants that require the Company to maintain a minimum Tangible Net Worth and to maintain a Debt to Capitalization Ratio below a maximum level as defined therein. Outstanding borrowings under the Facility are guaranteed by the Company’s wholly-owned subsidiaries listed as guarantors to the Amended Credit Agreement.

A copy of the Amended Credit Agreement is attached as Exhibit 10.1 hereto and is herein incorporated by reference. The above referenced summary of the material terms of the Amended Credit Agreement is qualified in its entirety by reference to Exhibit 10.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

All the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Third Amended and Restated Credit Agreement dated as of June 14, 2022 among PulteGroup, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto.

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	June 16, 2022	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary